                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)    April 18,2001

                             GRAND ENTERPRISES, INC.
      ---------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      DELAWARE                             000-30731                               13-4118624
--------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                  (Commission                       (IRS Employer
of Incorporation)                             File Number)                      Identification No.)



119 West 23rd Street, Suite 507
New York, New York                                                                    10004
---------------------------------------------------------------------------------------------------
(Address of Principal Executive Office)                                             (Zip Code)

Registrant's telephone number, including Area Code  (646) 486-3900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired.

                  1. Attached

          (b) Pro Forma Financial Information.

                  1. Attached

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 2001

                                        Grand Enterprise, Inc.



                                        By: /s/ Teodosio V. Pangia
                                            -------------------------------
                                            Teodosio V. Pangia
                                            President & Chief Executive
                                              Officer (principal accounting
                                                officer)

                                  EC 2000, INC.
                          (A Development Stage Company)



                          INDEX TO FINANCIAL STATEMENTS


                                                                            PAGE
                                                                            ----
UNAUDITED FINANCIAL STATEMENTS:
     CONDENSED BALANCE SHEET
        MARCH 31, 2001                                                       2

     CONDENSED STATEMENTS OF OPERATIONS
        THREE MONTHS ENDED MARCH 31, 2001 AND PERIOD FROM
        APRIL 6, 2000 (DATE OF INCEPTION) TO MARCH 31, 2001                  3

     CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
        PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION) TO MARCH 31, 2001      4

     CONDENSED STATEMENTS OF CASH FLOWS
        THREE MONTHS ENDED MARCH 31, 2001 AND PERIOD FROM APRIL 6,
        2000 (DATE OF INCEPTION) TO MARCH 31, 2001                           5

     NOTES TO CONDENSED FINANCIAL STATEMENTS                                6/8



                                      * * *

                                  EC 2000, INC.
                          (A Development Stage Company)

                             CONDENSED BALANCE SHEET
                           MARCH 31, 2001 (UNAUDITED)



                                     ASSETS

Current assets:
     Cash                                                           $    26,937
     Advances to stockholders                                           275,260
     Prepaid expenses and other current assets                           66,245
                                                                    -----------
           Total current assets                                         368,442

Advance to stockholders of Grand Enterprises, Inc.                      150,000
                                                                    -----------

           Total                                                    $   518,442
                                                                    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities - accounts payable and accrued expenses         $    26,220
                                                                    -----------
Stockholders' equity:
     Preferred stock, par value $.001 per share; 20,000,000 shares authorized; none issued
     Common stock, par value $.001 per share; 80,000,000 shares
        authorized; 18,500,000 shares issued and outstanding             18,500
     Additional paid-in capital                                       1,034,500
     Note receivable - stockholder                                     (500,000)
     Deficit accumulated during the development stage                   (60,778)
                                                                    -----------
           Total stockholders' equity                                   492,222
                                                                    -----------
           Total                                                    $   518,442
                                                                    ===========

See Notes to Condensed Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                       CONDENSED STATEMENTS OF OPERATIONS
                THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED) AND
                PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION) TO
                           MARCH 31, 2001 (UNAUDITED)

                                                           Three
                                                           Months
                                                           Ended
                                                          March 31,
                                                            2001              Cumulative
                                                        ------------         ------------
General and administrative expenses                     $      8,051         $     74,038

Research and development expenses                                                   6,000
                                                        ------------         ------------

Operating loss                                                (8,051)             (80,038)

Interest income                                               11,712               19,260
                                                        ------------         ------------

Net income (loss)                                       $      3,661         $    (60,778)
                                                        ============         ============

Basic net income per share                              $         --
                                                        ============

Basic weighted average common shares outstanding          18,500,000
                                                        ============

See Notes to Condensed Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

             CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION) TO MARCH 31, 2001






                                             Preferred Stock                      Common Stock
                                          Shares          Amount             Shares          Amount
                                       ------------     ----------         ----------     ------------
Proceeds from the issuance
     of shares to founders                       --     $         --        3,000,000     $      3,000

Note receivable from stockholder

Issuance of shares to founders
     for patent rights                                                      9,250,000            9,250

Shares sold through private
     placement                                                              6,250,000            6,250

Net loss
                                       ------------     ----------         ----------     ------------

Balance, December 31, 2000                       --               --       18,500,000           18,500

Net income (unaudited)
                                       ------------     ----------         ----------     ------------

Balance, March 31, 2001 (unaudited)              --     $         --       18,500,000     $     18,500
                                       ============     ============     ============     ============

                                                                             Deficit
                                                              Note         Accumulated
                                          Additional       Receivable      During the
                                            Paid-in           from         Development
                                            Capital       Stockholder         Stage            Total
                                          ------------    ------------     ------------     ------------
Proceeds from the issuance
     of shares to founders                                                                  $      3,000

Note receivable from stockholder                          $   (500,000)                         (500,000)

Issuance of shares to founders
     for patent rights                     $     (9,250)

Shares sold through private
     placement                                1,043,750                                        1,050,000

Net loss                                                                   $    (64,439)         (64,439)
                                          ------------    ------------     ------------     ------------

Balance, December 31, 2000                   1,034,500        (500,000)         (64,439)         488,561

Net income (unaudited)                                                            3,661            3,661
                                          ------------    ------------     ------------     ------------

Balance, March 31, 2001 (unaudited)       $  1,034,500    $   (500,000)    $    (60,778)    $    492,222
                                          ============    ============     ============     ============

See Notes to Condensed Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                       CONDENSED STATEMENTS OF CASH FLOWS
                THREE MONTHS ENDED MARCH 31, 2001 (UNAUDITED) AND
                PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION) TO
                           MARCH 31, 2001 (UNAUDITED)

                                                                                     Three               April 6, 2000
                                                                                     Months                (Date of
                                                                                     Ended               Inception) to
                                                                                    March 31,              March 31,
                                                                                      2001                    2001
                                                                                  -----------             -----------
Operating activities:
     Net income (loss)                                                            $     3,661             $   (60,778)
     Adjustments to reconcile net income (loss) to net
     cash provided by (used in) operating activities -
     changes in operating assets and liabilities:
           Prepaid expenses and other current assets                                                          (66,245)
           Accounts payable and accrued expenses                                        8,000                  26,220
                                                                                  -----------             -----------
               Net cash provided by (used in) operating
                  activities                                                           11,661                (100,803)
                                                                                  -----------             -----------
Investing activities:
     Advances to stockholders                                                         (69,712)               (275,170)
     Advances to stockholders of Grand Enterprises, Inc.                                                     (150,000)
     Issuance of note receivable - stockholder                                                               (500,000)
                                                                                  -----------             -----------
               Net cash used in investing activities                                  (69,712)               (925,170)
                                                                                  -----------             -----------
Financing activities:
     Proceeds from issuance of common stock to founders                                                         2,910
     Proceeds from common stock sold through private
        placement                                                                                           1,050,000
                                                                                                          -----------
               Net cash provided by financing activities                                                    1,052,910
                                                                                                          -----------

Net increase (decrease) in cash                                                       (58,051)                 26,937

Cash, beginning of period                                                              84,988
                                                                                  -----------             -----------
Cash, end of period                                                               $    26,937             $    26,937
                                                                                  ===========             ===========


Supplemental disclosure of noncash investing and financing activities:

        Issuance of common stock to stockholder                                                           $        90
                                                                                                          ===========

See Notes to Condensed Financial Statements.

                                  EC 2000, INC.
                         (A Development Stage Company)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS



Note 1 - Business and basis of presentation:
               EC 2000, Inc. (the "Company") was incorporated in the state of Delaware on April 6, 2000. The Company plans to market a fuel treatment system (the "Property") that will increase fuel efficiency and reduce harmful exhaust emissions. The Company has adopted a December 31 year-end.

               On August 29, 2000, the Company signed an exclusive license agreement (the "License Agreement") with Mr. Mario Pandolfo (the "Owner"). The license agreement gave the Company the right to file for a patent for the Property, in certain countries, as defined. As an inducement for Mr. Pandolfo to enter into the License Agreement, the Company issued him 9,250,000 shares of common stock. The patent was valued at its historical cost basis.

               As of March 31, 2001, the Company's operations had been limited to organizational activities. It has not generated any revenues from operations as of the date. Accordingly, it is considered a "development state company" for accounting purposes.

               The accompanying unaudited condensed financial statements have been prepared assuming the Company will continue as a going concern. However, as of March 31, 2001, the Company had not generated any revenue from its operations. Management believes that the Company will not generate any revenue until the Company obtains the license and U.S. patents for the property. Management believes that the Company will need total additional financing of approximately $250,000 to continue to operate as planned during the twelve-month period subsequent to March 31, 2001. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

               The accompanying financial statements do not include any adjustments related to the recoverability and classifications of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

               Management plans to obtain such financing through private offerings of debt and equity securities. However, management cannot assure that the Company will be able to obtain any or all of the additional financing it will need in order to continue to operate through at least March 31, 2002 or that, ultimately, it will be able to generate profitable mining operations. If the Company is unable to obtain the required financing, it may have to curtail or terminate its operations and liquidate its remaining assets and liabilities.

                                  EC 2000, INC.
                          (A Development Stage Company)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS



Note 1 - Business and basis of presentation (concluded):
               In the opinion of management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting of normal recurring accruals, necessary to present fairly the financial position of the Company as of March 31, 2001, its results of operations for the three months ended March 31, 2001, the changes in stockholders' equity for the period from April 6, 2000 (date of inception) to March 31, 2001 and cash flows for the three months ended March 31, 2001 and the related cumulative amounts for the period from April 6, 2000 (date of inception) to March 31, 2001. Pursuant to the rules and regulations of the United States Securities and Exchange Commission (the "SEC"), certain information and disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed in or omitted from these financial statements unless significant changes have taken place since the end of the most recent fiscal year.

               The results of operations for the three months ended March 31, 2001 are not necessarily indicative of the results to be expected for the full year.

Note 2 - Summary of significant accounting policies:
               Use of estimates:
                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

               Net earnings (loss) per share:
                  The Company presents "basic" earnings (loss) per share and, if applicable, "diluted" earnings per share pursuant to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS 128"). Basic earnings (loss) per share is calculated by dividing net income or loss by the weighted average number of common shares outstanding during each period. The calculation of diluted earnings per share is similar to that of basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, such as those issuable upon the exercise of stock options, were issued during the period. The Company did not have any potentially dilutive common shares outstanding during the three months ended March 31, 2001 and for the period from April 6, 2000 (date of inception) to March 31, 2001.

                                  EC 2000, INC.
                          (A Development Stage Company)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS



Note 3 - Note receivable:
               As of March 31, 2001, the Company had a note receivable of $500,000 from Mr. Pandolfo that is due on November 2, 2001 and bears interest at the prime rate. Upon the due date, the Company has the option to convert the outstanding balance into shares of treasury stock at $1 per share. However, if at any time during the term of the note the bid price (see Note 6) equals or exceeds $4 per share for a period of twenty consecutive trading days, the outstanding balance is automatically converted into treasury stock at $1 per share. During the three months ended March 31, 2001 and for the period from April 6, 2000 (date of inception) to March 31, 2001, the Company earned $11,712 and $19,260, respectively, of interest on the aforementioned note receivable.

Note 4 - Advances to stockholders and related party matters:
               As of March 31, 2001, the Company had a receivable of $275,260 from its stockholders. These advances are noninterest bearing and are due on demand. The founders provided services to the Company for the three months ended March 31, 2001 and for the period from April 6, 2000 (date of inception) to March 31, 2001 for which they were not compensated.

Note 5 - Subsequent event:
               On April 16, 2001, pursuant to an agreement and plan of reorganization and merger, Grand Enterprises, Inc. ("Grand"), an inactive publicly-held company, acquired EC 2000, Inc. ("EC 2000") by issuing 18,500,000 shares of its common stock to stockholders of EC 2000 in exchange for all of the outstanding shares of EC 2000. The stockholders of EC 2000, after the acquisition, owned the majority of the combined company. Accordingly, the combination has been accounted for as a reverse acquisition whereby, for accounting purposes, EC 2000 is the accounting acquirer and Grand is the accounting acquiree.



                                      * * *

                                  EC 2000, INC.
                          (A Development Stage Company)




                          INDEX TO FINANCIAL STATEMENTS


                                                                           PAGE
                                                                           ----
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                    2

BALANCE SHEET
     DECEMBER 31, 2000                                                      3

STATEMENT OF OPERATIONS
     PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
     TO DECEMBER 31, 2000                                                   4

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
     PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
     TO DECEMBER 31, 2000                                                   5

STATEMENT OF CASH FLOWS
     PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
     TO DECEMBER 31, 2000                                                   6

NOTES TO FINANCIAL STATEMENTS                                              7/9



                                      * * *

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Stockholders
EC 2000, Inc.

We have audited the accompanying balance sheet of EC 2000, INC. (A Development Stage Company) as of December 31, 2000, and the related statements of operations, changes in stockholders' equity and cash flows for the period from April 6, 2000 (date of inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EC 2000, Inc. as of December 31, 2000, and its results of operations and cash flows for the period from April 6, 2000 (date of inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As further discussed in Note 1 to the financial statements, the Company has not generated any revenue from its operations as of December 31, 2000. Such matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                             J.H. Cohn LLP

Roseland, New Jersey
March 20, 2001, except for Note 7
   which is as of April 16, 2001

                                  EC 2000, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                                DECEMBER 31, 2000




                                     ASSETS

Current assets:
    Cash                                                              $    84,988
    Advances to stockholders                                              205,548
    Prepaid expenses and other current assets                              66,245
                                                                      -----------
           Total current assets                                           356,781

Advance to stockholders of Grand Enterprises, Inc.                        150,000
                                                                      -----------

           Total                                                      $   506,781
                                                                      ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities - accounts payable and accrued expenses           $    18,220
                                                                      -----------

Stockholders' equity:
    Preferred stock, par value $.001 per share; 20,000,000 shares
       authorized; none issued                                                 --
    Common stock, par value $.001 per share; 80,000,000 shares
       authorized; 18,500,000 shares issued and outstanding                18,500
    Additional paid-in capital                                          1,034,500
    Note receivable - stockholder                                        (500,000)
    Deficit accumulated during the development stage                      (64,439)
                                                                      -----------
           Total stockholders' equity                                     488,561
                                                                      -----------

           Total                                                      $   506,781
                                                                      ===========




See Notes to Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                             STATEMENT OF OPERATIONS
                  PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000




General and administrative expenses                                $     65,987

Research and development expenses                                         6,000
                                                                   ------------

Operating loss                                                          (71,987)

Interest income                                                           7,548
                                                                   ------------

Net loss                                                           $    (64,439)
                                                                   ============

Basic net loss per share                                           $       ( - )
                                                                   ============


Basic weighted average common shares outstanding                     13,812,500
                                                                   ============


See Notes to Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000






                                                  Preferred Stock                          Common Stock
                                        ----------------------------------        ------------------------------
                                           Shares               Amount               Shares             Amount
                                        -------------        -------------        -----------        -----------
Proceeds from the issuance
     of shares to founders                         --        $          --          3,000,000        $     3,000

Note receivable from stockholder

Issuance of shares to founders
     for patent rights                                                              9,250,000              9,250

Shares sold through private
     placement                                                                      6,250,000              6,250

Net loss
                                        -------------        -------------        -----------        -----------

Balance, December 31, 2000                         --        $          --         18,500,000        $    18,500
                                        =============        =============        ===========        ===========

                                                                                      Deficit
                                                                  Note              Accumulated
                                          Additional           Receivable           During the
                                           Paid-in                from              Development
                                           Capital            Stockholder              Stage                Total
                                        -------------        -------------         -------------         -----------
Proceeds from the issuance
     of shares to founders                                                                               $     3,000

Note receivable from stockholder                             $    (500,000)                                 (500,000)

Issuance of shares to founders
     for patent rights                  $      (9,250)

Shares sold through private
     placement                              1,043,750                                                      1,050,000

Net loss                                                                           $     (64,439)            (64,439)
                                        -------------        -------------         -------------         -----------

Balance, December 31, 2000              $   1,034,500        $    (500,000)        $     (64,439)        $   488,561
                                        =============        =============         =============         ===========



See Notes to Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                  PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000




Operating activities:
     Net loss                                                                 $   (64,439)
     Adjustments to reconcile net loss to net cash used in
        operating activities - changes in operating assets
        and liabilities:
           Prepaid expenses and other current assets                              (66,245)
           Accounts payable and accrued expenses                                   18,220
                                                                              -----------
               Net cash used in operating activities                             (112,464)
                                                                              -----------

Investing activities:
     Advances to stockholders                                                    (205,458)
     Advances to stockholders of Grand Enterprises, Inc.                         (150,000)
     Issuance of note receivable - stockholder                                   (500,000)
                                                                              -----------
               Net cash used in investing activities                             (855,458)
                                                                              -----------

Financing activities:
     Proceeds from issuance of common stock to founders                             2,910
     Proceeds from common stock sold through private placement                  1,050,000
                                                                              -----------
               Net cash provided by financing activities                        1,052,910
                                                                              -----------

Net increase in cash                                                               84,988

Cash, beginning of period                                                              --
                                                                              -----------

Cash, end of period                                                           $    84,988
                                                                              ===========


Supplemental disclosure of noncash investing and financing activities:
     Issuance of common stock to stockholder                                  $        90
                                                                              ===========




See Notes to Financial Statements.

                                  EC 2000, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

Note 1 - Business:

               EC 2000, Inc. ("Company") was incorporated in the state of Delaware on April 6, 2000. The Company plans to market a fuel treatment system (the "Property") that will increase fuel efficiency and reduce harmful exhaust emissions.

               On August 29, 2000, the Company signed an exclusive license agreement (the "License Agreement") with Mr. Mario Pandolfo (the "Owner"). The license agreement gave the Company the right to file for a patent for the Property, in certain countries, as defined. As an inducement for Mr. Pandolfo to enter into the License Agreement, the Company issued him 9,250,000 shares of common stock. The patent was valued at its historical cost basis.

               As of December 31, 2000, the Company's operations had been limited to organizational activities. It has not generated any revenues from operations as of the date. Accordingly, it is considered a "development state company" for accounting purposes. The Company's year-end will be December 31st.

               The accompanying financial statements have been prepared assuming the Company will continue as a going concern. However, as of December 31, 2000, the Company had not generated any revenue from its operations. Management believes that the Company will not generate any revenue until the Company obtains the license and U.S. patents for the property. Management believes that the Company will need total additional financing of approximately $250,000 to continue to operate as planned during the twelve-month period subsequent to December 31, 2000. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

               Management plans to obtain such financing through private offerings of debt and equity securities. However, management cannot assure that the Company will be able to obtain any or all of the additional financing it will need in order to continue to operate through at least December 31, 2001 or that, ultimately, it will be able to generate profitable mining operations. If the Company is unable to obtain the required financing, it may have to curtail or terminate its operations and liquidate its remaining assets and liabilities.

               The accompanying financial statements do not include any adjustments related to the recoverability and classifications of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.


Note 2 - Summary of significant accounting policies:

               Use of estimates:

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                                  EC 2000, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Summary of significant accounting policies:

               Concentrations of credit risk:

                  The Company maintains its cash in bank deposit accounts, the balances of which, at times, may exceed Federal insurance limits. Exposure to credit risk is reduced by placing such deposits with major financial institutions and monitoring their credit ratings.

               Research and development expenses:

                  Research and development expenses are expensed as incurred.

               Income taxes:

                  The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The income tax provision or credit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

               Net earnings (loss) per share:

                  The Company presents "basic" earnings (loss) per share and, if applicable, "diluted" earnings per share pursuant to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS 128"). Basic earnings (loss) per share is calculated by dividing net income or loss by the weighted average number of common shares outstanding during each period. The calculation of diluted earnings per share is similar to that of basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, such as those issuable upon the exercise of stock options, were issued during the period. The Company did not have any potentially dilutive common shares outstanding during the period from April 6, 2000 (date of inception) to December 31, 2000.


Note 3 - Note receivable:

               As of December 31, 2000, the Company had a note receivable of $500,000 from Mr. Pandolfo that is due on November 2, 2001 and bears interest at the prime rate. Upon the due date, the Company has the option to convert the outstanding balance into shares of treasury stock at $1 per share. However, if at any time during the term of the note the bid price (see Note 7) equals or exceeds $4 per share for a period of twenty consecutive trading days, the outstanding balance is automatically converted into treasury stock at $1 per share. During the period from April 6, 2000 (date of inception) to December 31, 2000, the Company earned $7,548 of interest on the aforementioned note receivable.

                                  EC 2000, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS



Note 4 - Advances to stockholders and related party matters:

               As of December 31, 2000, the Company had a receivable of $205,548 from its stockholders. These advances are noninterest bearing and are due on demand. The founders provided services to the Company for the period from April 6, 2000 (date of inception) to December 31, 2000 for which they were not compensated.


Note 5 - Income taxes:

               As of December 31, 2000, the Company had net operating loss carryforwards of approximately $65,000 available to reduce future Federal and state taxable income which will expire in 2020. The Company had no other material temporary differences as of that date. Due to the uncertainties related to, among other things, the extent and timing of its future taxable income, the Company offset the deferred tax assets of approximately $26,000 attributable to the potential benefits from the utilization of those net operating loss carryforwards by an equivalent valuation allowance as of December 31, 2000 and did not recognize a credit for income taxes for the period from April 6, 2000 (date of inception) to December 31, 2000.


Note 6 - Stockholders equity:

               As of December 31, 2000, the Company was authorized to issue up to 20,000,000 shares of preferred stock with a par value of $.001 per share. The preferred stock may be issued in one or more series with dividend rates, conversion rights, voting rights and other terms and preferences to be determined by the Company's Board of Directors, subject to certain limitations set forth in the Company's Articles of Incorporation. No shares of preferred stock had been issued by the Company as of December 31, 2000.

               On October 26, 2000, the Company sold 6,250,000 shares of common stock through a private placement recovering proceeds of $1,050,000.


Note 7 - Subsequent event:

               On April 16, 2001, pursuant to an agreement and plan of reorganization and merger, Grand Enterprises, Inc. ("Grand"), an inactive publicly-held company, acquired EC 2000, Inc. ("EC 2000") by issuing 18,500,000 shares of its common stock to stockholders of EC 2000 in exchange for all of the outstanding shares of EC 2000. The stockholders of EC 2000, after the acquisition, owned the majority of the combined company. Accordingly, the combination has been accounted for as a reverse acquisition whereby, for accounting purposes, EC 2000 is the accounting acquirer and Grand is the accounting acquiree.


                                      * * *

                    Grand Enterprises, Inc. and Subsidiary

                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED
         BALANCE SHEET AS OF MARCH 31, 2001 AND STATEMENTS OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2001,
                THE PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
             TO DECEMBER 31, 2000, AND THE PERIOD FROM APRIL 6, 2000
                      (DATE OF INCEPTION) TO MARCH 31, 2001




The following unaudited proforma condensed consolidated balance sheet and statements of operations for Grand Enterprise, Inc. ("Grand") give effect to the reverse acquisition by Grand of 100% of the issued and outstanding common stock of EC 2000, Inc. ("EC 2000") on April 16, 2001 pursuant to an Agreement and Plan of Reorganization using the purchase method of accounting as if such transaction had been consummated as of the beginning of the periods presented for purposes of the unaudited condensed consolidated statements of operations and as of March 31, 2001 for purposes of the unaudited condensed consolidated balance sheet.

The information contained in the unaudited proforma condensed consolidated statements of operations does not purport to be indicative of the results of operations of the Company which may have been attained had the reverse acquisition of EC 2000 been consummated on the dates assumed.

The proforma information with respect to the acquisition of EC 2000 reflects:
(i) the issuance of 18,500,000 shares of Grand's common stock to the stockholders of EC 2000, (ii) the payment of $150,000 to the stockholders of Grand pursuant to the transaction and (iii) recapitalization of EC 2000 (the operating company/accounting acquirer).

The unaudited proforma condensed consolidated financial statements contained herein should be read in conjunction with the historical financial statements of Grand and EC 2000.



                                      * * *

                    Grand Enterprises, Inc. and Subsidiary
                          (A Development Stage Company)

             UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001




                 ASSETS                           EC 2000           Grand          Adjustments            Proforma
                 ------                           -------           -----          -----------            --------
Current assets:
     Cash                                       $    26,937                                             $    26,937
     Advances to stockholders                       275,260                                                 275,260
     Prepaid expenses and other current
         assets                                      66,245                      $   (50,000)(1)             16,245
                                                -----------                      -----------            -----------
              Total current assets                  368,442                          (50,000)               318,442
Advance to stockholders of Grand
     Enterprises, Inc.                              150,000                         (150,000)(2)
                                                -----------                      -----------            -----------

              Totals                            $   518,442         $  --        $  (200,000)           $   318,442
                                                ===========         =====        ===========            ===========

             LIABILITIES AND
          STOCKHOLDERS' EQUITY

Current liabilities - accounts payable
     and accrued expenses                       $    26,220                                             $    26,220
                                                -----------                                             -----------

Stockholders' equity:
     Preferred stock                                     --                                                      --
     Common stock                                    18,500         $ 400        $     3,600(3)              22,500
     Additional paid-in capital                   1,034,500                         (150,000)(2)            880,500
                                                                                      (4,000)(3)
     Note receivable - stockholder                 (500,000)                                               (500,000)
     Deficit accumulated during the
         development stage                          (60,778)         (400)           (50,000)(1)           (110,778)
                                                                                         400(3)
                                                -----------         -----        -----------            -----------
              Total stockholders' equity            492,222            --           (200,000)(3)            292,222
                                                -----------         -----        -----------            -----------

              Totals                            $   518,442         $  --        $  (200,000)           $   318,442
                                                ===========         =====        ===========            ===========


  See Notes to Unaudited Proforma Condensed Consolidated Financial Statements.

                    Grand Enterprises, Inc. and Subsidiary
                          (A Development Stage Company)

        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 2001



                                                            Three
                                                            Months
                                                            Ended
                                                            March
                                                           31, 2001           Adjustments       Proforma
                                                           --------           -----------       --------
General and administrative expenses                     $      8,051         $ 50,000(1)     $     58,051
Research and development expenses
                                                        ------------         --------        ------------

Operating loss                                                (8,051)         (50,000)            (58,051)

Interest income                                               11,712                               11,712
                                                        ------------         --------        ------------

Net income (loss)                                       $      3,661         $(50,000)       $    (46,339)
                                                        ============         ========        ============

Basic net income (loss) per share                       $         --                         $        (--)
                                                        ============                         ============

Basic weighted average common shares outstanding          18,500,000                           22,500,000
                                                        ============                         ============




  See Notes to Unaudited Proforma Condensed Consolidated Financial Statements.

                    Grand Enterprises, Inc. and Subsidiary
                          (A Development Stage Company)

        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000



                                                           April 6,
                                                          2000 (Date
                                                          of Incep-
                                                           tion) to
                                                           December
                                                           31, 2000          Adjustments        Proforma
                                                           --------          -----------        --------
General and administrative expenses                     $     65,987         $ 50,000(1)     $    115,987
Research and development expenses                              6,000                                6,000
                                                        ------------         --------        ------------

Operating loss                                               (71,987)         (50,000)           (121,987)

Interest income                                                7,548                                7,548
                                                        ------------         --------        ------------

Net loss                                                $    (64,439)        $(50,000)       $   (114,439)
                                                        ============         ========        ============

Basic net loss per share                                $        (--)                                (.01)
                                                        ============                         ============

Basic weighted average common shares outstanding          13,812,000                           17,815,500
                                                        ============                         ============




  See Notes to Unaudited Proforma Condensed Consolidated Financial Statements.

                      Grand Enterprises, Inc. and Subsidiary
                          (A Development Stage Company)

        UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  PERIOD FROM APRIL 6, 2000 (DATE OF INCEPTION)
                                TO MARCH 31, 2001



                                                            April
                                                           6, 2000
                                                           (Date of
                                                            Incep-
                                                           tion) to
                                                            March
                                                           31, 2001            Adjustments             Proforma
General and administrative expenses                     $     74,038         $     50,000(1)         $    124,038
Research and development expenses                              6,000                                        6,000
                                                        ------------         ------------            ------------

Operating loss                                               (80,038)             (50,000)               (130,038)

Interest income                                               19,260                                       19,260
                                                        ------------         ------------            ------------

Net loss                                                $    (60,778)        $    (50,000)           $   (110,778)
                                                        ============         ============            ============

Basic net loss per share                                $        (--)                                $        (--)
                                                        ============                                 ============

Basic weighted average common shares outstanding          15,004,237                                   19,004,237
                                                        ============                                 ============




  See Notes to Unaudited Proforma Condensed Consolidated Financial Statements.

                    Grand Enterprises, Inc. and Subsidiary

                      NOTES TO UNAUDITED PROFORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS




(1) Reflects payment of $50,000 in professional fees incurred in connection with the transaction.

(2) Reflects payment of $150,000 to the stockholders of Grand relating to the transaction.

(3) Reflects the issuance of 18,500,000 shares of Grand's common stock to the stockholders of EC 2000 in exchange for all of the outstanding shares of EC 2000. This adjustment also eliminates Grand's accumulated deficit as part of the application of the purchase method of accounting.



                                      * * *